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                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Florida East Coast Industries, Inc., a Florida corporation ("Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, hereby constitutes and appoints R.W. Anestis and T.N. Smith as his true and lawful attorneys-in-fact and agent, and each of them with full power to act, without the other in his stead, in any and all capacities, to sign the 1998 Annual Report of Florida East Coast Industries, Inc., on Form 10-K and to file on behalf of the Corporation such Annual Report and amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agent, and each of them, full power and authority to do and perform any and all acts and things requisite and ratifying and confirming all that each said attorneys-in-fact and agent or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date indicated below:

/s/ R.W. Anestis                        /s/ T.N. Smith
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R.W. Anestis, Chairman, President,      T.N. Smith, Vice President and Secretary
Chief Executive Officer and Director

/s/ J.C. Belin                          /s/ R.S. Ellwood
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J.C. Belin, Director                    R.S. Ellwood, Director

/s/ J.N. Fairbanks                      /s/ A.C. Harper
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J.N. Fairbanks, Director                A.C. Harper, Director

/s/ A. Henriques                        /s/ J.J. Parrish, III
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A. Henriques, Director                  J.J. Parrish, III, Director

/s/ P.S. Rummell                        /s/ W.L. Thornton
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P.S. Rummell, Director                  W.L. Thornton, Director



Date: March 15, 1999